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                                                                     EXHIBIT 23b



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-45779) of Verizon New York Inc. of our report dated February 14, 2000 relating to the 1999 and 1998 consolidated financial statements and 1999 and 1998 financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

New York, New York
March 27, 2001